SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



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|_| Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12

                            ALLION HEALTHCARE, INC.
 ................................................................................
                (Name of Registrant as Specified in Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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



                              CONSENT SOLICITATION
                                       OF
                             ALLION HEALTHCARE, INC.

                                                                   March 9, 2000

Dear Stockholder,

                  The Board of Directors of Allion Healthcare, Inc., a Delaware corporation (the "Company"), hereby requests your consent in writing to take the following actions without a meeting of the Company's stockholders, as permitted by the General Corporation Law of Delaware:

PROPOSAL ONE

                  We request your consent to amend the Company's Restated Certificate of Incorporation to change the Company's name to "MOMSPharmacy.com, Inc." The change in name reflects the fact that we intend to focus our resources on the development of our Internet-based pharmacy, MOMSPharmacy.com, operated by a wholly owned subsidiary of the Company.

PROPOSAL TWO

                  We request your consent to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to twenty million (20,000,000) shares, consisting of fifteen million (15,000,000) shares of common stock, par value $.001 per share, and five million (5,000,000) shares of preferred stock, par value $.001 per share. The Board of Directors will determine the designation, rights and preferences of the preferred stock from time to time. In order to obtain additional financing to fund the development and operation of our Internet-based pharmacy and to fund the operation of our mail order pharmacy, we intend to issue additional shares of our common and preferred stock. Currently, the number of authorized shares of capital stock is insufficient to allow us to meet our capital requirements. If this proposal is approved, we hope to enter into an agreement to issue shares of our preferred stock for one million U.S. dollars ($1,000,000). There can be no assurance, however, that we will be able to issue additional shares of capital stock on terms acceptable to us or at all.

                  A copy of the proposed Certificate of Amendment to our Restated Certificate of Incorporation is attached hereto as Appendix A. Please read the entire Certificate of Amendment carefully before considering the proposals.

                  The Board of Directors has reviewed and considered the proposed amendments and has unanimously approved both proposals and recommends you approve the proposals. The proposals require the approval of a majority of the holders of common stock of the Company.

                  Holders of 2,500,000 shares of our common stock, representing more than a majority of the outstanding shares, have informed us that they intend to approve the proposals.

                  The Board of Directors has fixed the close of business on March 3, 2000 as the record date for the determination of stockholders entitled to consent to the adoption and approval of the proposals.

                  Stockholders of the Company are being asked to express their consent to the proposals by MARKING, SIGNING, DATING AND MAILING the enclosed consent form and returning it promptly in accordance with the instructions set forth below. An executed consent may be revoked at any time by a written revocation thereof executed and delivered to the Company, 33 Walt Whitman Road, Suite 200A, Huntington Station, New York 11746 prior to the time that the actions authorized by such consent become effective.

                                              By Order of the Board of Directors

                                   APPENDIX A



                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             ALLION HEALTHCARE, INC.

                UNDER SECTION 242 OF THE GENERAL CORPORATION LAW


                  ALLION HEALTHCARE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,


                  DOES HEREBY CERTIFY:


                  FIRST: The name of the corporation (the "Corporation") is Allion Healthcare, Inc.


                  SECOND: The Corporation's original Certificate of Incorporation was filed with the Secretary of State on February 3, 1989, and the Restated Certificate of Incorporation was filed with the Secretary of State on November 15, 1999.


                  THIRD: The Restated Certificate of Incorporation currently authorizes the issuance of five million (5,000,000) shares of common stock, par value $.001 per share.


                  FOURTH: That, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, resolutions have been duly adopted and written consent has been given by the Board of Directors of the Corporation, setting forth the proposed amendments to the Restated Certificate of Incorporation of the Corporation, declaring said amendments to be advisable. The resolutions setting forth the proposed amendments are as follows:


                  RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, said Article shall be amended and restated in its entirety as follows:

                  "FIRST: The name of the Corporation is MOMSPharmacy.com, Inc."

                  FURTHER RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, said Article shall be amended and restated in its entirety as follows:

                  "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is twenty million (20,000,000) shares, consisting of fifteen million (15,000,000) shares of Common Stock, par value $.001 per share and five million (5,000,000) shares of Preferred Stock, par value $.001 per share. Preferred Stock may be issued from time to time (1) in one or more Series, with such distinctive serial designations; and (2) may have such voting powers, full or limited, or may be without voting powers; and (3) may be subject to redemption at such time or times and at such prices; and (4) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or assets of the Corporation; and (6) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (7) shall have such other relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock from time to time adopted by the Board of Directors pursuant to authority to do so which is hereby vested in the Board."

                  FIFTH:  That,  thereafter,  pursuant to the resolutions of the
Board of Directors of the Corporation, the amendments to the Restated Certificate of Incorporation herein certified have been duly authorized and adopted and written consent has been given by the holders of a majority of the outstanding shares of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this amendment to the Restated Certificate of Incorporation to be signed by the undersigned, who affirms that the execution hereof is the act and deed of the Corporation and that the facts stated therein are true and correct under the penalties of perjury, on this ___ day of March 2000.

                                         By:_____________________________
                                              Michael Moran
                                              President

        THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ALLION HEALTHCARE, INC.

         The undersigned as the record holder of ____________ shares of common stock of Allion Healthcare, Inc. (the "Company"), hereby

                 CONSENTS |_| DOES NOT CONSENT |_| ABSTAINS |_|

to Proposal One - the proposed amendment changing the name of the Corporation;

and hereby,

                 CONSENTS |_| DOES NOT CONSENT |_| ABSTAINS |_|

to Proposal Two - the proposal to increase the number of authorized shares of capital stock of the Company.

         If no election is specified, any otherwise properly completed and signed form will be deemed a consent to such changes.

         Upon receipt by the Company of consents from the registered holders of at least a majority in aggregate principal amount of record holders, the Company will cause the proposals discussed in the Consent Solicitation to be effected.

         Consent hereby given, if effective, will be binding on the record holder who gives such consent, or any record holder subject only to revocation in writing as described in the Consent Solicitation.

         Please sign and date this consent and return it to the Company at 33 Walt Whitman Road, Suite 200A, Huntington Station, New York 11746.

                                                Dated  ___________________, 2000

                                               -----------------------------
                                               Print record holder name

                                               -----------------------------
                                               Signature

                                               -----------------------------
                                               Signature

Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, please give title and name of entity represented by the consent.